CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust Strategic High Income Fund II (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 26, 2008                   /S/ JAMES A. BOWEN
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                                         James A. Bowen, Chairman of the Board,
                                         President and Chief Executive Officer
                                         (principal executive officer)


I, Mark R. Bradley,  Treasurer,  Controller,  Chief Financial  Officer and Chief
Accounting   Officer  of  First  Trust   Strategic  High  Income  Fund  II  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 26, 2008                   /S/ MARK R. BRADLEY
     --------------------------          ---------------------------------------
                                         Mark R. Bradley, Treasurer, Controller,
                                         Chief Financial Officer and Chief
                                         Accounting Officer
                                         (principal financial officer)